JUNE 11, 2002 AMENDMENT TO
                             PARTICIPATION AGREEMENT
                                      AMONG
                         PIMCO VARIABLE INSURANCE TRUST
                                       and
                          PIMCO FUNDS DISTRIBUTORS, LLC
                                       and
                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

         This amendment to the April 15, 2002 Participation Agreement between PIMCO Variable Insurance Trust, PIMCO Funds Distributors, LLC, and Connecticut General Life Insurance Company is made for the following purposes:

         1. Schedule A shall be modified to include:

            Connecticut General Life Insurance Separate Account 02
               Contracts Funded: LN620, LN621

            Connecticut General Life Insurance Separate Account FE
               Contracts Funded: GLN650, LN601, LN604, LN613

            Connecticut General Life Insurance Separate Account NB
               Contracts Funded: GLN650, LN601, LN604, LN613

         IN WITNESS WHEREOF, each of the parties hereto has caused this agreement to be executed in its name on behalf by its duly authorized representatives as of this date, June 11, 2002.

                                                 PIMCO VARIABLE INSURANCE
                                                 TRUST

                                                 By:   _________________________
                                                 Name:
                                                 Title:


                                                 PIMCO FUNDS DISTRIBUTORS, LLC

                                                 By:   _________________________
                                                 Name:
                                                 Title:


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                                                 CONNECTICUT GENERAL LIFE
                                                 INSURANCE COMPANY

                                                 By: ___________________________
                                                 Name:  Michael S. Dunn
                                                 Title: Assistant Vice President


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